                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                           14% SENIOR NOTES DUE 2007
                                       OF
                    INTERAMERICAS COMMUNICATIONS CORPORATION
                           PURSUANT TO THE PROSPECTUS
                          DATED                , 1997

INTERAMERICAS COMMUNICATIONS CORPORATION WILL ACCEPT ALL EXISTING NOTES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK
CITY TIME, ON             , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             The Exchange Agent is:

                      STATE STREET BANK AND TRUST COMPANY

        By Hand Delivery:                        By Mail:                         By Facsimile:
State Street Bank & Trust Company   State Street Bank & Trust Company   State Street Bank & Trust Company
    Corporate Trust Department          Corporate Trust Department                (617) 664-5232
            4th Floor                          P.O. Box 778
     Two International Place         Boston, Massachusetts 02102-0078         Confirm by Telephone:
   Boston, Massachusetts 02110         Attention: Sandra Szczsponik               (617) 664-5314
   Attention: Sandra Szczsponik

                             By Overnight Delivery:
                       State Street Bank & Trust Company
                           Corporate Trust Department
                                   4th Floor
                            Two International Place
                          Attention: Sandra Szczsponik

                           The Information Agent is:

                              KISSELL BLAKE, INC.
                                110 Wall Street
                            New York, New York 10005
                         Call Toll Free (800) 554-7733
                     Brokers and Banks Call (212) 344-6733

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated November   ,
1997 (the "Prospectus"), of InterAmericas Communications Corporation ("ICCA"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes ICCA's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Senior Notes due 2007, (the "New Notes") for each $1,000 principal amount of its outstanding 14% Senior Notes due 2007, (the "Existing Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Existing Notes described in the box entitled "Description of Existing Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Existing Notes and the undersigned represents that it has received from each beneficial owner of Existing Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used only by a holder of Existing Notes
(i) if certificates representing Existing Notes are to be forwarded herewith or
(ii) if delivery of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Existing Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

     The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

     Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Existing Notes promptly and instruct such registered holder of Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Existing Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Existing Notes must (i) complete the box entitled "Description of Existing Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Existing Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Existing Notes who wish to tender their Existing Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Existing Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Existing Notes will have tendered for exchange all Existing Notes listed in column (3) below. If the holder of Existing Notes wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such holder of Existing Notes should refer to Instruction 5.

---------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF EXISTING NOTES
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                (4)
                                                                                                         PRINCIPAL AMOUNT
                                                                                                             TENDERED
                                                                                                           FOR EXCHANGE
                                                                                                             (ONLY IF
                                                                      (2)                                DIFFERENT AMOUNT
                                                                   EXISTING                                    FROM
                            (1)                                      NOTE                                   COLUMN(3))
           NAME(S) AND ADDRESS(ES) OF REGISTERED                  NUMBER(S)1               (3)              (MUST BE IN
     HOLDER(S) OF EXISTING NOTES(S), EXACTLY AS NAME(S)             (ATTACH             AGGREGATE            INTEGRAL
         APPEAR(S) ON SERIES A NOTE CERTIFICATE(S)                SIGNED LIST           PRINCIPAL            MULTIPLES
                 (PLEASE FILL IN, IF BLANK)                      IF NECESSARY)           AMOUNT             OF $1,000)2
---------------------------------------------------------------------------------------------------------------------------
                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------

                                                              -------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 1 Column (2) need not be completed by holders of Existing Notes tendering Existing Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.
 2 Column (4) need not be completed by holders of Existing Notes who wish to tender for exchange the principal amount of
   Existing Notes listed in Column (3). Completion of Column (4) will indicate that the holder of Existing Notes wishes to tender for exchange only the principal amount of Existing Notes indicated in Column (4).
---------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

   Name of Tendering Institution
                                 -----------------------------------------------

   Account Number
                  --------------------------------------------------------------

   Transaction Code Number
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Existing Note(s)
                                                 -------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Window Ticket Number (if available)
                                       -----------------------------------------

    Name of Eligible Institution which Guaranteed Delivery
                                                          ----------------------

    Aggregate Principal Amount of Existing Notes Held:
                                                      --------------------------

    Number of Copies Requested:
                               -------------------------------------------------

    If Delivered by Book-Entry Transfer:
                                        ----------------------------------------

      Name of Tendering Institution
                                   ---------------------------------------------

      Book-Entry Account Number
                               -------------------------------------------------

      Transaction Code Number
                             ---------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name
        ------------------------------------------------------------------------

    Address
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY (i) if the New Notes issued in exchange for Existing Notes, certificates for Existing Notes in a principal amount not exchanged for New Notes or Existing Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to:

Name
    ---------------------------------------------------------------
                                    (PLEASE PRINT)

Address
       ------------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)


             ------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

  Credit Existing Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:


             ------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY (i) if the New Notes issued in exchange for Existing Notes, certificates for Existing Notes in a principal amount not exchanged for New Notes or Existing Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or delivered to:

Name
    ---------------------------------------------------------------
                                    (PLEASE PRINT)

Address
       ------------------------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

-------------------------------------------------------------------------------------------------------
                                          BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------------------------------
       STATE OF PRINCIPAL RESIDENCE OF EACH                 PRINCIPAL AMOUNT OF EXISTING NOTES
        BENEFICIAL OWNER OF EXISTING NOTES                HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

=======================================================================================================

     If delivery of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Existing Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Pursuant to the offer by InterAmericas Communications Corporation ("ICCA"), upon the terms and subject to the conditions set forth in the Prospectus dated
             , 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes ICCA's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Senior Notes Due 2007 (the "New Notes") for each $1,000 principal amount of its outstanding 14% Senior Notes Due 2007 (the "Existing Notes"). The undersigned hereby tenders to ICCA for exchange the Existing Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to ICCA, all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of ICCA) of such holder of Existing Notes with respect to such Existing Notes, with full power of substitution to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to ICCA, (ii) present and deliver such Existing Notes for transfer on the books of ICCA and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Existing Notes tendered hereby; (iii) the tender of such Existing Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes and (v) that when such Existing Notes are accepted for exchange by ICCA, ICCA will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or ICCA to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby.

     The undersigned hereby further represents to ICCA that (i) the New Notes to be acquired by the undersigned in exchange for the Existing Notes tendered hereby and any beneficial owner(s) of such Existing Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the New Notes, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of ICCA, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Existing Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, ICCA will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes, if, as and when ICCA gives oral or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

     The undersigned acknowledges that ICCA's acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned
and      upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that ICCA has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the holder of Existing Note(s) thereof if ICCA does not accept for exchange any of the Existing Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Existing Note(s).

     IN ORDER TO VALIDLY TENDER EXISTING NOTES FOR EXCHANGE, HOLDERS OF EXISTING NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.

                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

     Must be signed by the registered holder(s) of Existing Notes exactly as name(s) appear(s) on certificate(s) representing the Existing Notes or on a security position listing or by the person(s) authorized to become registered Existing Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)


                          Dated                  , 1997
                               ------------------
Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
        ------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code and Telephone No.)
                             ---------------------------------------------------

(Tax Identification or Social Security Nos.)
                                            ------------------------------------

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Name
    ----------------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Name of Eligible Institution Guaranteeing Signatures
                                                    ----------------------------

Address (including zip code) and telephone number (including area code) of Firm

Authorized Signature
                    ------------------------------------------------------------

Dated:              1997
      ------------,

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

          a. The Securities Transfer Agent Medallion Program (STAMP)

          b. The New York Stock Exchange Medallion Signature Program (MSP)

          c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Existing Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Existing Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver the Existing Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution; and (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Existing Notes, the certificate numbers(s) of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Existing Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF SERIES A NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW,

THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES TO INTERAMERICAS COMMUNICATIONS CORPORATION OR THE TRUSTEE.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Existing Notes" above is inadequate, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Existing Notes), (iii) be signed by the holder of Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Existing Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Existing Notes may not be rescinded, and any Existing Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. PARTIAL TENDERS (Not applicable to holders of Existing Notes who tender Existing Notes by book-entry transfer). Tenders of Existing Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes which are tendered for exchange in column (4) of the box entitled "Description of Existing Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Existing Notes, will be sent to the holders of Existing Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Existing Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

     (b) If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this letter of Transmittal.

     (c) If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate powers of attorney are required. If, however, Existing Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Existing Notes then the Existing Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to ICCA, in either case signed exactly as the name(s) of the holder of Existing Notes appear(s) on the Existing Notes. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to ICCA of their authority so to act must be submitted.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Existing Notes listed, the Existing Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Existing Notes appear(s) on the certificates. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, ICCA will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes pursuant to the Exchange Offer. If, however, issuance of New Notes is to be made to, or Existing Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Existing Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Existing Notes tendering Existing Notes for exchange prior to the issuance of the New Notes.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent to someone other than the holder of Existing Notes or to an address or other than that shown above, the appropriate boxes on this Letter of Transmittal should be complete. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not accepted be credited to such account maintained at the Depositary as such holder of Existing Notes may designate.

     9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Existing Notes will be determined by ICCA, in its sole discretion, whose determination shall be final and binding. ICCA reserves the absolute right to reject any or all tenders for exchange of any particular Existing Notes that are not in proper form, or the acceptance of which would, in the opinion of ICCA or its counsel, be unlawful. ICCA reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Existing Notes. ICCA's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as ICCA shall determine. Neither ICCA, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Existing Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Existing Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. ICCA reserve the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

     11. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. If a holder of Existing Notes desires to tender Existing Notes pursuant to the Exchange Offer, but any of such Existing Notes has been mutilated, lost, stolen or destroyed, such holder of Existing Notes should contact the Exchange Agent at the address above for further instructions.

     12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent or to the Information Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) PROPERLY COMPLETED AND DULY EXECUTED TOGETHER WITH THE EXISTING NOTES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Existing Notes whose tendered Existing Notes are accepted for exchange may be subject to backup withholding unless the holder provides ICCA (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Existing Notes is awaiting a TIN) and that (A) the holder of Existing Notes has not been notified by the International Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Existing Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Existing Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Existing Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Existing Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, ICCA is required to withhold 31% of any payment made to the holder of Existing Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Existing Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Existing Notes. If the Existing Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

--------------------------------------------------------------------------------

                         PAYER'S NAME:

------------------------------------------------------------------------------------------------------------------------

                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                   SOCIAL SECURITY NUMBER
   FORM W-9
                                                                                                       OR

                                                                                          ----------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF                     PART 3 --
                                  PERJURY, I CERTIFY THAT:                                      AWAITING TIN [ ]
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CURRENT
                                      TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING
                                      FOR A NUMBER TO BE ISSUED TO ME) AND
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                      EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE
                                      INTERNAL REVENUE SERVICE ("IRS") THAT I AM
                                      SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A
                                      FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR
                                      THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                      SUBJECT TO BACKUP WITHHOLDING.
                                ----------------------------------------------------------------------------------------

                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU
                                     HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE
  PAYER'S REQUEST FOR                OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
  TAXPAYER IDENTIFICATION            BEING NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVE
  NUMBER ("TIN")                     ANOTHER NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                     WITHHOLDING, DO NOT CROSS OUT ITEM (2).
                                     SIGNATURE __________  DATE ______________
                                     NAME_____________________________________
                                     ADDRESS__________________________________
                                     CITY ______ STATE ____ ZIP CODE

-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                        BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------
                                 PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------
                            CERTIFICATE OF PERSON (AWAITING) TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER SUCH APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER
     IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE
     WITHHELD UNTIL I PROVIDE A NUMBER.
     -------------------------------------------------------------------  ------------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF

                           14% SENIOR NOTES DUE 2007

     The undesigned hereby acknowledges receipt of the Prospectus dated
             , 1997 (the "Prospectus") of InterAmericas Communications Corporation, a Texas corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 14% Senior Note due 2007 (the "Existing Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Existing Notes held by you for the account of the undersigned is (fill in amount):

          $           of the Existing Notes.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

[ ] To TENDER the following Existing Notes held by you for the account of the undersigned (insert principal amount of Existing Notes to be tendered, if any):

     $           of the Existing Notes.

[ ] NOTE to TENDER any Existing Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Existing Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Existing Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state
of (fill in state)                 , (ii) the undersigned is acquiring the New
Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters. (See the section of the Prospectus entitled "The Exchange Offer -- Resale of the New Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of New Notes; and (viii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Existing Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act, (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Existing Notes.

                                   SIGN HERE

Name of Beneficial Owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
     ---------------------------------------------------------------------------